Exhibit 99.1

COMPANY INFORMATION

Unless the content otherwise requires, the terms “SendGrid,” “company,” “our,” “us,” and “we” in this document refer to SendGrid, Inc. and where appropriate our consolidated subsidiaries.

Special Note Regarding Forward-Looking Statements

This document contains forward-looking statements that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this document, including statements regarding our future financial condition, results of operations, business strategy and plans and objectives of management for future operations, as well as statements regarding industry trends, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “believe,” “will,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “expect,” “predict,” “could,” “potentially” or the negative of these terms or other similar expressions. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions.  You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason.

Business and Industry Information

•                  For the three months ended December 31, 2017, we processed a total of 132 billion emails for a per month average of 44 billion emails.

•                  Based on our internal estimates and a February 2017 report from The Radicati Group, Inc. entitled “Email Statistics Report 2017-2021,” we believe we sent email to over 50% of the world’s email addresses during the 12-month period ended December 31, 2017.

•                  The median return on investment for email marketing is nearly five times higher than the median return on investment for social media marketing (source: Email Marketing Benchmarks 2016 Relevancy, Frequency, Deliverability and Mobility, eMarketer, September 2016).

•                  We had over 63,000 customers globally as of December 31, 2017.  We believe we are less than 3% penetrated in our potential addressable customer base.

•                  Of our $111.9 million of revenue in 2017, approximately 1/3 came from customers who paid us less than $10,000 in the year, approximately 1/3 came from customers who paid us between $10,000 and $100,000 in the year and approximately 1/3 came from customers who paid us more than $100,000 in the year.

•                  We delivered our largest-ever single-day email volume total of 2.1 billion on Cyber Monday, November 27, 2017.

Customers and Email Volume

We believe that the size of our customer base is an important indicator of the growth of our business, the market acceptance of our platform and future revenue trends. We define a customer as any user account from which we derive revenue during the last month of the period. We believe a relatively small number of businesses have more than one unique paying account with us, and we count each of these accounts as a separate customer. We view our total number of customers, irrespective of any affiliations among them, as reflective of the number of sources of revenue to us and our growth and potential for future growth because each customer reported is making a separate purchasing decision with respect to our services. Furthermore, in general, we count each of our strategic partners as a single customer regardless of how many end customers the strategic partner may have that are using our services.

We believe email volume is an important measure of our business because it is a key indicator of volume growth and our ability to generate revenue, since a substantial majority of our revenue is based on the number of emails processed. Email volume consists of the total number of emails we processed in a given period.

The graphic below on the left shows the growth in our number of customers (in thousands) through December 31, 2017. The graphic below on the right shows the growth in our quarterly email volume (in billions) through December 31, 2017 and illustrates seasonal trends in email volume.

Our Market Opportunity

We believe there is a large market opportunity for scalable email delivery as a cloud service. Businesses of all sizes and across industries use email to communicate with customers and can benefit from an easy to use, highly effective email service. While we have customers of various sizes, the majority of our customers today are small and midmarket businesses that are digital first and rely on cloud services to operate their businesses.

Our digital communications platform serves both the transactional and marketing email markets through our Email API and Marketing Campaigns services. We estimate our total addressable market for both services was $11 billion in 2017. To calculate our total addressable market, we first derived our total number of potential customers by multiplying the total number of global businesses with five or more employees, based on independent industry data from the NAICS Association, by the percentage of U.S.-based small businesses expected to have an online presence in 2014 according to the Small Business Administration, or the SBA. The SBA estimated in 2014 that 53% of small businesses had an online presence, which we used as a proxy for the percentage of global businesses with five or more employees that require email services. We then multiplied the total number of these potential customers by our average revenue per customer in 2017 for customers who used both our Email API service and our Marketing Campaigns service.

We have estimated the size of our total addressable target market based on data published by third parties and on internally generated data and assumptions. While we believe our market size information is generally reliable, such information is inherently imprecise, and relies on our and third parties’ projections, assumptions and estimates within our target market, which are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. If third-party or internally generated data prove to be inaccurate or we make errors in our assumptions based on that data, including how current customer data and trends may apply to potential future customers and the number and type of potential customers, our future growth rate may be lower than what we currently estimate or our stock price may decline. In addition, these inaccuracies or errors may cause us to misallocate capital and other business resources, which could divert resources from more valuable alternative projects and harm our business. Further, not every business covered by our total addressable market estimates will necessarily buy third party services at all, and some or many of those businesses may choose to continue using legacy tools, in-house options or services offered by our competitors. It is impossible to build every product feature that every customer wants, and our competitors may develop and offer features that our solutions do not offer. Additionally, the variables that go into the calculation of our total addressable market are subject to change over time, and there is no guarantee that any particular number or percentage of the businesses covered by our total addressable market will purchase our services at all or generate any particular level of revenues for us.

Even if our target market meets our size estimates, we may not grow our business. Our growth is subject to many factors, including our success in expanding our international operations, continuing to promote the use of our services by our customers for their marketing needs and otherwise implementing our business strategy, which are subject to many risks and uncertainties. Accordingly, the information regarding the size of our total addressable market included in this document should not be taken as indicative of our future growth.

Market and Industry Data

Unless otherwise indicated, information contained in this document concerning our industry and the market in which we operate, including our general expectations and market position, market opportunity and market size, is based on information from various sources, including data from the NAICS Association regarding the number of businesses with five or more employees, data from the SBA regarding the percentage of businesses with a web presence and our own internal data on our average customer revenue, on assumptions that we have made that are based on that data and other similar sources, including the appropriateness and applicability of that data for our use, and on our knowledge of the markets for our services. This information involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. While we believe the market position, market opportunity and market size information included in this document is generally reliable, such information is inherently imprecise. In addition, projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate is necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These factors could cause results to differ materially from those expressed in the estimates made by the independent parties and by us.